[GRAPHIC]

SEMIANNUAL REPORT JANUARY 31, 2000

OPPENHEIMER

FLORIDA MUNICIPAL FUND1234




[OPPENHEIMERFUNDS LOGO]


RS0795.001.0100  March 31, 2000

REPORT HIGHLIGHTS

     CONTENTS

1    President's Letter

3    An Interview
     with Your Fund's
     Manager

8    Financial
     Statements

24   Officers and Trustees

25   OppenheimerFunds Family


MUNICIPAL BOND PRICES GENERALLY DECLINED in a rising-interest-rate environment over the six-month reporting period.

WE FOCUSED PRIMARILY ON INSURED SECURITIES DURING THE PERIOD, as yield differences had narrowed between high quality and lower quality municipal bonds.

We believe that the Fund's undervalued holdings may benefit as the INVESTMENT ENVIRONMENT IMPROVES AND DEMAND FOR HIGH YIELDING SECURITIES PICKS UP.

CUMULATIVE
TOTAL RETURNS

For the 6-Month Period
Ended 1/31/00 *

Class A
Without         With
Sales Chg.      Sales Chg.
--------------------------
-4.70%          -9.23%

Class B
Without         With
Sales Chg.      Sales Chg.
--------------------------
-5.05%          -9.68%

Class C
Without         With
Sales Chg.      Sales Chg.
--------------------------
-5.07%          -5.99%


-------------------
NOT FDIC INSURED.
NO BANK GUARANTEE.
MAY LOSE VALUE.
-------------------

 *See page 7 for further details.

PRESIDENT'S LETTER

[PHOTO]

BRIDGET A. MACASKILL
President
Oppenheimer
Florida Municipal Fund


DEAR SHAREHOLDER,

Whenever a new year begins--let alone a new decade or century--it makes sense to pause a moment to assess where we've been and where we're going.

     In retrospect, U.S. stocks and bonds in 1999 were subject to sudden and substantial swings in investor sentiment because of economic uncertainty. When the year began, investors were concerned that growth in the United States might slow in response to economic weakness overseas. At mid-year, investors were concerned that the economy was too strong, potentially rekindling inflationary pressures. Yet, by year end, it became clearer that while the U.S. economy grew robustly in 1999, inflation remained at low levels. Indeed, investors appeared more comfortable with the economy after the Federal Reserve Board demonstrated its inflation-fighting resolve by raising interest rates three times between June and November.

     As is normal in a rising-interest-rate environment, bond prices generally declined in 1999, led lower by U.S. Treasury bonds. In the stock market, while most major indices advanced, strong performance was mostly limited to a handful of large-capitalization growth companies, principally in the technology arena. Smaller and value-oriented stocks provided particularly lackluster returns, and overall, foreign stocks outperformed U.S. stocks in 1999.

     Looking forward, we expect the U.S. economy to remain on a moderate-growth, low-inflation course. As recent revisions of 1999's economic statistics demonstrated, the economy has defied many analysts' forecasts by growing at a strong rate, which should be positive for the bond market. Similarly, positive economic forces could help the stock market's performance broaden to include value-oriented and smaller stocks.

     We see particularly compelling opportunities outside of the U.S. market. Many foreign stocks also ended 1999 more attractively valued than large-cap U.S. stocks, and economic trends in overseas markets could lead to higher stock prices. In Europe, corporate restructuring has just begun, giving



                      1  OPPENHEIMER FLORIDA MUNICIPAL FUND

PRESIDENT'S LETTER


companies there the same potential for cost-cutting and productivity improvements that U.S. companies enjoyed 10 years ago. In Japan and Asia, economic recovery is expected to gain strength, which could allow stocks to rally from relatively low levels.

     Another 1999 trend that should remain in force in 2000 is the growth of businesses related to the Internet. The rise of e-commerce has been good for consumers and the economy because of greater price competition, which has helped keep inflation under control. The Internet has also been good for investors, as even companies with no earnings have seen their stock prices soar. Clearly, while the Internet is here to stay, not all "dot-com" companies will survive, and many of these high-flying Internet stocks will eventually--and perhaps very suddenly--return to more reasonable levels. The long-term winners are most likely to be companies that support the Internet's growth with content or infrastructure.

     What else is in store for investors in 2000? While we do not have an infallible crystal ball, we believe that in almost any investment environment, consistent success stems from an unwavering focus on fundamental investment principles such as maintaining a long-term perspective, using diversification to manage risks, and availing oneself of the services of a knowledgeable financial advisor. Indeed, these principles serve as the foundation for every investment we offer, helping to make OppenheimerFunds The Right Way to Invest in 2000 and beyond.

Sincerely,

/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill
February 22, 2000

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow.
Fund



                      2  OPPENHEIMER FLORIDA MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

[PHOTO]

PORTFOLIO MANAGEMENT
TEAM (L TO R)
Christian Smith
Robert Patterson
(Portfolio Manager)


Q HOW DID OPPENHEIMER FLORIDA MUNICIPAL BOND FUND PERFORM OVER THE SIX-MONTH PERIOD THAT ENDED JANUARY 31, 2000?

A. The Fund's performance over the past six months reflected a very challenging investment environment. During the reporting period, stronger-than-expected economic growth in both domestic and overseas markets fueled investors' concerns that inflationary pressures might reemerge in the U.S. economy. As a result, interest rates and most bond yields rose. Because bond yields and prices move in opposite directions, higher interest rates eroded the value of many fixed income securities, including municipal bonds. In addition, the tax-exempt bond market was subject to adverse supply-and-demand influences, which eroded returns further.

WHAT ECONOMIC FORCES AFFECTED MUNICIPAL BONDS AND THE FUND?

When the reporting period began on July 1, 1999, the Federal Reserve Board had just implemented its first interest rate hike of 1999. They did so in response to concerns that unsustainable economic growth might re-ignite inflationary pressures. While inflation had not yet accelerated, early warning signs included very low unemployment, high levels of consumer spending and borrowing, and rising commodities prices. When the economy subsequently gained momentum, the Federal Reserve raised short-term interest rates again in August and November for a total increase of 0.75 percentage points during the reporting period. These increases were quickly reflected in municipal bond prices.



                      3  OPPENHEIMER FLORIDA MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

"AFTER A CHALLENGING 1999, WE BELIEVE THE portfolio is well-positioned to benefit from better market conditions in 2000."

WHAT SUPPLY-AND-DEMAND FACTORS INFLUENCED THE FUND'S PERFORMANCE?

Higher interest rates reduced demand for municipal bonds from corporate and institutional investors. In addition, many mutual fund shareholders shifted assets from bond funds to stock funds because of the stock market's stellar returns, which reduced overall demand from tax-exempt mutual funds. With these investors effectively absent from the market, municipal bond yields rose further than would have been expected from the Fed's interest rate increases alone.

HOW WAS THE FUND MANAGED IN THIS ENVIRONMENT?

We primarily focused on repositioning the portfolio to a more defensive posture in order to provide a cushion against the adverse effects of a declining market. With higher yielding securities available, we sold some of our lower yielding holdings to enhance the Fund's income stream. Although we sold many of these securities at a lower price than their original cost, we were able to use these losses to offset earlier gains, helping to reduce capital gains tax liabilities for our shareholders.

WHERE DID YOU FIND THE MOST ATTRACTIVE INVESTMENT OPPORTUNITIES?

We found particularly attractive yields in insured bonds from Florida issuers with maturities in the 20-year range. Because the yield difference between high quality and lower quality bonds had narrowed, we believed that we would not be adequately compensated for the extra risks lower yielding bonds entail. We preferred the 20-year maturity range because their prices held up better than intermediate-term securities in the 10- to 15-year range, which were particularly hard hit by the lack of demand from institutional buyers.



                      4  OPPENHEIMER FLORIDA MUNICIPAL FUND

-------------------------------
AVERAGE ANNUAL
TOTAL RETURNS(1)

For the Periods Ended 12/31/99


Class A              Since
1-Year     5-Year    Inception
-------------------------------
-9.59%     5.04%     3.40%


Class B              Since
1-Year     5-Year    Inception
-------------------------------
-10.37%    4.94%     3.48%


Class C              Since
1-Year     5-Year    Inception
-------------------------------
-6.70%     N/A       3.70%

-------------------------------

STANDARDIZED YIELD(2)

For the 30-days Ended 1/31/00


Class A           5.33%
Class B           4.83
Class C           4.83
----------------------------------


On the other hand, we carefully avoided those sectors of the market that we regarded as troublesome, including healthcare and utilities. However, we maintained our holdings of "special situations," which are bonds that we regard as undervalued at the time of purchase, and that we believe will benefit from the improving credit quality of their issuers. One example of a special situation bond is the community development districts located throughout the state of Florida, many of which are backed by tax revenues in areas that are becoming more populous. When institutional demand returns to the markets, we believe that these bonds' value will rise. However, during the past six months, they have hurt the Fund's returns.

WHAT IS YOUR OUTLOOK FOR THE NEW YEAR?

We are cautious over the near term and optimistic over the longer term. We expect the U.S. economy to remain strong over the next several months, which may prompt the Federal Reserve Board to increase interest rates further. Accordingly, we intend to maintain our defensive posture until we believe the Fed's moves toward a more restrictive monetary policy are complete. If and when evidence emerges that the bulk of interest rate increases are behind us, we anticipate better performance from our "special situations" holdings. We also anticipate the return of corporate and institutional buyers, which should help support tax-exempt bond prices.



1. See page 7 for further details.

2. Standardized yield is based on net investment income for the 30-day period ended January 31, 2000. Falling share prices will tend to artificially raise yields.



                      5  OPPENHEIMER FLORIDA MUNICIPAL FUND

-------------------------------
CREDIT ALLOCATION(3)

[PIE CHART]

- AAA                   40.7%
- AA                     9.5
- A                      8.5
- BBB                   20.6
- BB                    20.7
-------------------------------

For our part, when the investment environment improves, we are prepared to seize opportunities more aggressively, with an eye toward locking in high yields for as long as practical and participating in the potential for capital appreciation. In our view, this kind of active management approach is what makes Oppenheimer Florida Municipal Bond Fund an important part of The Right Way to Invest.

TOP FIVE INDUSTRIES(4)

Percentage of invested assets
----------------------------------------------------
Special Assessment                            23.4%
----------------------------------------------------
Single Family Housing                         12.4
----------------------------------------------------
Multi-Family Housing                           9.3
----------------------------------------------------
Sales Tax                                      8.5
----------------------------------------------------
Education                                      7.9


3. Portfolio data are as of January 31, 2000, are dollar-weighted based on total market value of investments and are subject to change. The Fund may invest up to 25% of its assets in below-investment-grade securities which carry greater risk of default. Average credit quality and ratings allocations include securities rated by national ratings organizations as well as unrated securities (currently 27.5% of total investments) which have ratings assigned by the Manager in categories equivalent to those of ratings organizations.

4. Industry weightings are as of January 31, 2000, and are subject to change.



                      6  OPPENHEIMER FLORIDA MUNICIPAL FUND

NOTES

IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE FUND'S PERFORMANCE MAY FROM TIME TO TIME BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES, PARTICULARLY DURING PERIODS OF MARKET OR INTEREST RATE VOLATILITY. FOR UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT
1.800.525.7048 OR VISIT OUR WEBSITE, WWW.OPPENHEIMERFUNDS.COM.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized.

CLASS A shares were first publicly offered on 10/1/93. Class A returns include the current maximum initial sales charge of 4.75%.

CLASS B shares of the Fund were first publicly offered on 10/1/93. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 1% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "life-of-class" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 8/29/95. Class C returns include the contingent deferred sales charge of 1% for the1-year period.Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the different performance calculations is in the Fund's prospectus.



                      7  OPPENHEIMER FLORIDA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  January 31, 2000 / Unaudited


                                                              RATINGS:
                                                              MOODY'S/                 FACE         MARKET VALUE
                                                             S&P/FITCH               AMOUNT           SEE NOTE 1
==================================================================================================================
MUNICIPAL BONDS AND NOTES--101.4%
------------------------------------------------------------------------------------------------------------------
FLORIDA--81.8%
Alachua Cnty., FL HFAU RRB, Santa Fe HCF Project,
Escrowed to Maturity, 6%, 11/15/09                            Baa1/AAA          $   875,000         $    901,014
------------------------------------------------------------------------------------------------------------------
Brevard Cnty., FL Housing FAU MH RRB, Windover
Oaks Project, Series A, 6.90%, 2/1/27                           NR/AAA            1,000,000            1,075,830
------------------------------------------------------------------------------------------------------------------
Brevard Cnty., FL Housing FAU SFM RB, 6.70%, 9/1/27             Aaa/NR              830,000              843,147
------------------------------------------------------------------------------------------------------------------
Broward Cnty., FL Housing FAU MH RB,
Pembroke Park Apts. Project, 5.70%, 10/1/33                    NR/NR/A              980,000              884,577
------------------------------------------------------------------------------------------------------------------
Broward Cnty., FL Housing FAU MH RB,
Pembroke Park Apts. Project, 5.75%, 4/1/38                     NR/NR/A              980,000              873,915
------------------------------------------------------------------------------------------------------------------
Broward Cnty., FL Housing FAU MH RB,
Stirling Apts. Project, 5.75%, 4/1/38                          NR/NR/A              855,000              762,446
------------------------------------------------------------------------------------------------------------------
Clay Cnty., FL Housing FAU SFM RB, 6.55%, 3/1/28                Aaa/NR              800,000              808,960
------------------------------------------------------------------------------------------------------------------
Collier Cnty., FL HFAU RRB, The Moorings, Inc.
Project, 7%, 12/1/19                                         NR/BBB+/A            1,000,000            1,019,450
------------------------------------------------------------------------------------------------------------------
Dade Cnty., FL Aviation RB, Series B, MBIA Insured,
6.60%, 10/1/22                                             Aaa/AAA/AA-            1,000,000            1,023,020
------------------------------------------------------------------------------------------------------------------
Dade Cnty., FL IDAU RB, Miami Cerebral Palsy
Services Project, 8%, 6/1/22                                     NR/NR            2,155,000            2,257,513
------------------------------------------------------------------------------------------------------------------
Dade Cnty., FL Professional Sports Franchise Facilities
Tax & CAP RB, MBIA Insured, Zero Coupon,
5.85%, 10/1/26(1)                                              Aaa/AAA            3,200,000              598,752
------------------------------------------------------------------------------------------------------------------
Fishhawk, FL CDD SPAST RB, 7.625%, 5/1/18                        NR/NR            1,000,000            1,016,490
------------------------------------------------------------------------------------------------------------------
FL BOE Capital Outlay RRB, Public Education,
Series D, 5.75%, 6/1/22(2)                                  Aa2/AA+/AA            3,295,000            3,108,305
------------------------------------------------------------------------------------------------------------------
FL Heritage Harbor CDD SPAST RB, Series B, 6%, 5/1/03            NR/NR              800,000              790,992
------------------------------------------------------------------------------------------------------------------
FL HFA RB, Maitland Club Apts. Project, Series B-1,
AMBAC Insured, 6.75%, 8/1/14(3)                            Aaa/AAA/AAA            1,000,000            1,039,470
------------------------------------------------------------------------------------------------------------------
FL HFA RB, Riverfront Apts., Series A,
AMBAC Insured, 6.25%, 4/1/37                               Aaa/AAA/AAA            1,400,000            1,382,318
------------------------------------------------------------------------------------------------------------------
FL Housing Finance Corp. RB, FSA Insured,
Zero Coupon, 5.55%, 7/1/30(1)                              Aaa/AAA/AAA            8,000,000            1,143,200
------------------------------------------------------------------------------------------------------------------
Grand Haven, FL CDD SPAST RB, Series A, 6.30%, 5/1/02            NR/NR            1,461,000            1,456,719
------------------------------------------------------------------------------------------------------------------
Grand Haven, FL CDD SPAST RB, Series B, 6.90%, 5/1/19            NR/NR              750,000              731,745
------------------------------------------------------------------------------------------------------------------
Heritage Springs, FL CDD Capital Improvement RB,
Series B, 6.25%, 5/1/05                                          NR/NR            1,750,000            1,726,393
------------------------------------------------------------------------------------------------------------------
Lee Cnty., FL Housing FAU SFM RB, Series A-2,
6.85%, 3/1/29                                                   Aaa/NR              890,000              936,547
------------------------------------------------------------------------------------------------------------------
Lee Cnty., FL IDAU HCF RRB, Shell Point
Village Project, Series A, 5.50%, 11/15/21                     NR/BBB-            1,000,000              764,080
------------------------------------------------------------------------------------------------------------------
Lee Cnty., FL IDAU HCF RRB, Shell Point Village Project,
Series A, 5.50%, 11/15/29                                      NR/BBB-            1,000,000              732,490



                      8  OPPENHEIMER FLORIDA MUNICIPAL FUND

                                                               RATINGS:
                                                               MOODY'S/                 FACE        MARKET VALUE
                                                              S&P/FITCH               AMOUNT          SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
FLORIDA Continued
Martin Cnty., FL IDAU RRB, Indiantown
Cogeneration Project,
Series A, 7.875%, 12/15/25                                Baa3/BBB-/BBB           $2,000,000         $ 1,992,260
------------------------------------------------------------------------------------------------------------------
Miami Beach, FL HFAU Hospital RB, Mt. Sinai
Medical Center Project, 5.375%, 11/15/18                    NR/BBB/BBB+            1,500,000           1,167,555
------------------------------------------------------------------------------------------------------------------
Miami Beach, FL RA Tax Increment RB, City Center
Historic Convention, Series B, 6.25%, 12/1/16                  Baa2/BBB              500,000             493,550
------------------------------------------------------------------------------------------------------------------
Miami Beach, FL RA Tax Increment RB, City Center
Historic Convention, Series B, 6.35%, 12/1/22                  Baa2/BBB              500,000             493,485
------------------------------------------------------------------------------------------------------------------
Miami, FL HFAU RRB, AMBAC Insured,
Inverse Floater, 6.74%, 8/15/15(4)                          Aaa/AAA/AAA            2,000,000           1,682,500
------------------------------------------------------------------------------------------------------------------
Miami, FL Sanitation & Sewer Systems GOB,
FGIC Insured, 6.50%, 1/1/14                                     Aaa/AAA            1,750,000           1,828,943
------------------------------------------------------------------------------------------------------------------
Miami-Dade Cnty., FL SPO RB, Sub. Lien, Series B,
MBIA Insured, Zero Coupon, 5.50%, 10/1/28(1)                Aaa/AAA/AAA            4,500,000             726,210
------------------------------------------------------------------------------------------------------------------
Miami-Dade Cnty., FL SPO RB, Sub. Lien, Series B,
MBIA Insured, Zero Coupon, 5.53%, 10/1/34(1)                Aaa/AAA/AAA            3,170,000             346,893
------------------------------------------------------------------------------------------------------------------
Miami-Dade Cnty., FL SPO RRB, Sub. Lien, Series A,
MBIA Insured, Zero Coupon, 5.52%, 10/1/17(1)                Aaa/AAA/AAA            5,425,000           1,830,558
------------------------------------------------------------------------------------------------------------------
Northern Palm Beach Cnty., FL Water Control &
Improvement District RB, Unit Development 9B,
5.90%, 8/1/19                                                     NR/NR            1,085,000             979,842
------------------------------------------------------------------------------------------------------------------
Northern Palm Beach Cnty., FL Water Control &
Improvement District RB, Unit Development 9B,
6%, 8/1/29                                                        NR/NR            1,240,000           1,096,594
------------------------------------------------------------------------------------------------------------------
Orlando, FL Utilities Commission Water & Electric RB,
Inverse Floater, 7.114%, 10/1/17(4)                              Aa/AA-            1,000,000             930,000
------------------------------------------------------------------------------------------------------------------
Palm Beach Cnty., FL Housing FAU MH RB,
Windsor Park Apts. Project, Series A, 5.90%, 6/1/38             NR/NR/A              500,000             451,315
------------------------------------------------------------------------------------------------------------------
Stoneybrook, FL CDD Capital Improvement RB,
Series A, 6.10%, 5/1/19                                           NR/NR              830,000             750,503
------------------------------------------------------------------------------------------------------------------
Stoneybrook, FL CDD Capital Improvement RB,
Series B, 5.70%, 5/1/08                                           NR/NR            2,510,000           2,368,963
------------------------------------------------------------------------------------------------------------------
Tampa Palms, FL Open Space & Transportation CDD
SPAST RB, Capital Improvement-Area 7 Phase Two Project,
7.50%, 5/1/18                                                     NR/NR            1,170,000           1,183,326
------------------------------------------------------------------------------------------------------------------
Volusia Cnty., FL Educational Facility Authority RB,
Stetson University, Inc., AMBAC Insured, 5.25%, 6/1/29       Aaa/NR/AAA            2,000,000           1,736,040
                                                                                                     -------------
                                                                                                      45,935,910



                      9  OPPENHEIMER FLORIDA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                               RATINGS:
                                                               MOODY'S/                 FACE        MARKET VALUE
                                                              S&P/FITCH               AMOUNT          SEE NOTE 1
==================================================================================================================
U.S. POSSESSIONS--19.6%
Guam Housing Corp. SFM RB, Series A, 5.75%, 9/1/31               NR/AAA           $2,630,000        $  2,462,916
------------------------------------------------------------------------------------------------------------------
PR CMWLTH Aqueduct & Sewer Authority RB,
Escrowed to Maturity, 10.25%, 7/1/09                            Aaa/AAA              520,000             651,992
------------------------------------------------------------------------------------------------------------------
PR CMWLTH HTAU RB, Inverse Floater,
6.443%, 7/1/28(4,5)                                               NR/NR            2,500,000           1,696,850
------------------------------------------------------------------------------------------------------------------
PR CMWLTH HTAU RB, Series W, Inverse Floater,
6.609%, 7/1/10(4)                                                Baa1/A            1,000,000             990,000
------------------------------------------------------------------------------------------------------------------
PR CMWLTH Infrastructure FAU Special RRB,
Unrefunded Balance, Series A, 7.90%, 7/1/07                   Baa1/BBB+              130,000             131,630
------------------------------------------------------------------------------------------------------------------
PR Telephone Authority RB, MBIA Insured,
Inverse Floater, 6.56%, 1/16/15(4)                              Aaa/AAA            1,000,000           1,060,000
------------------------------------------------------------------------------------------------------------------
Virgin Islands PFAU RB, Series A, 6.375%, 10/1/19              NR /BBB-            2,000,000           1,935,220
------------------------------------------------------------------------------------------------------------------
Virgin Islands Water & PAU Electric Systems RRB,
5.30%, 7/1/18                                                 NR/NR/BBB            1,500,000           1,266,285
------------------------------------------------------------------------------------------------------------------
Virgin Islands Water & PAU Electric Systems RRB,
5.30%, 7/1/21                                                 NR/NR/BBB            1,000,000             825,680
                                                                                                    --------------
                                                                                                      11,020,573
                                                                                                    --------------
Total Municipal Bonds and Notes (Cost $61,872,895)                                                    56,956,483

==================================================================================================================
SHORT-TERM TAX-EXEMPT OBLIGATIONS--2.7%

FL BOE Public Education Capital Outlay Municipal Securities
Trust Receipts, Series SGA 67, 3.65%, 6/1/006
(Cost $1,500,000)                                                                  1,500,000           1,500,000
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $63,372,895)                                         104.1%         58,456,483
------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                   (4.1)         (2,289,871)
                                                                                 ---------------------------------
NET ASSETS                                                                             100.0%        $56,166,612
                                                                                 =================================



FOOTNOTES TO STATEMENT OF INVESTMENTS


To simplify the listing of securities, abbreviations are used per the table below:

BOE       Board of Education                        IDAU    Industrial Development Authority
CAP       Capital Appreciation                      MH      Multifamily Housing
CDD       Community Development District            PAU     Power Authority
CMWLTH    Commonwealth                              PFAU    Public Finance Authority
FAU       Finance Authority                         RA      Redevelopment Agency
GOB       General Obligation Bonds                  RB      Revenue Bonds
HCF       Health Care Facilities                    RRB     Revenue Refunding Bonds
HFA       Housing Finance Agency                    SFM     Single Family Mtg.
HFAU      Health Facilities Authority               SPAST   Special Assessment
HTAU      Highway & Transportation Authority        SPO     Special Obligations

1. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

2. When-issued security to be delivered and settled after January 31, 2000.

3. Securities with an aggregate market value of $627,420 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

                      10  OPPENHEIMER FLORIDA MUNICIPAL FUND

FOOTNOTES TO STATEMENT OF INVESTMENTS Continued

4. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $6,359,350 or 11.32% of the Fund's net assets as of January 31, 2000.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,696,850 or 3.02% of the Fund's net assets as of January 31, 2000.

6. Represents the current interest rate for a variable or increasing rate security.

AS OF JANUARY 31, 2000, SECURITIES SUBJECT TO THE ALTERNATIVE MINIMUM TAX AMOUNT TO $13,221,774 OR 23.54% OF THE FUND'S NET ASSETS.

DISTRIBUTION OF INVESTMENTS BY INDUSTRY, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:


INDUSTRY                                   MARKET VALUE      PERCENT
---------------------------------------------------------------------
Special Assessment                        $  13,687,353         23.4%
Single Family Housing                         7,234,240         12.4
Multifamily Housing                           5,430,402          9.3
Sales Tax                                     4,970,511          8.5
Education                                     4,608,305          7.9
Hospital/Healthcare                           3,751,069          6.4
Electric Utilities                            3,021,965          5.2
Highways                                      2,686,850          4.6
Adult Living Facilities                       2,516,020          4.3
Not-for-Profit Organizations                  2,257,513          3.9
Resource Recovery                             1,992,260          3.4
General Obligation                            1,828,943          3.1
Higher Education                              1,736,040          3.0
Telephone Utilities                           1,060,000          1.8
Marine/Aviation Facilities                    1,023,020          1.8
Water Utilities                                 651,992          1.0
                                            -------------------------
Total                                       $58,456,483        100.0%
                                            =========================

See accompanying Notes to Financial Statements.



                     11  OPPENHEIMER FLORIDA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES  Unaudited

JANUARY 31, 2000
=====================================================================================================
ASSETS

Investments, at value (cost $63,372,895) -- see accompanying statement                $  58,456,483
-----------------------------------------------------------------------------------------------------
Cash                                                                                         56,026
-----------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                                    961,029
Shares of beneficial interest sold                                                          151,647
Daily variation on futures contracts                                                        101,563
Other                                                                                         2,537
                                                                                      --------------
Total assets                                                                             59,729,285

=====================================================================================================
LIABILITIES

Payables and other liabilities:
Investments purchased (including $3,206,101 purchased on a when-issued basis)             3,206,101
Dividends                                                                                   165,601
Trustees' compensation                                                                       61,972
Shares of beneficial interest redeemed                                                       50,982
Distribution and service plan fees                                                            7,069
Transfer and shareholder servicing agent fees                                                 2,552
Other                                                                                        68,396
                                                                                      ---------------
Total liabilities                                                                         3,562,673

=====================================================================================================
NET ASSETS                                                                            $  56,166,612
                                                                                      ===============

=====================================================================================================
COMPOSITION OF NET ASSETS

Paid-in capital                                                                       $  61,063,449
-----------------------------------------------------------------------------------------------------
Overdistributed net investment income                                                      (111,039)
-----------------------------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions                                    161,627
-----------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments                                               (4,947,425)
                                                                                      ---------------
Net assets                                                                            $  56,166,612
                                                                                      ===============

=====================================================================================================
NET ASSET VALUE PER SHARE

Class A Shares:
Net asset value and redemption price per share (based on net assets of
$34,294,657 and 3,296,518 shares of beneficial interest outstanding)                         $10.40
Maximum offering price per share (net asset value plus sales charge
of 4.75% of offering price)                                                                  $10.92
-----------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $19,003,686
and 1,823,857 shares of beneficial interest outstanding)                                     $10.42
-----------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,868,269
and 275,976 shares of beneficial interest outstanding)                                       $10.39



See accompanying Notes to Financial Statements.



                     12  OPPENHEIMER FLORIDA MUNICIPAL FUND

STATEMENT OF OPERATIONS  Unaudited

For the Six Months Ended January 31, 2000
==================================================================================
INVESTMENT INCOME

Interest                                                             $ 1,843,600

==================================================================================
EXPENSES

Management fees                                                          174,794
----------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                   41,841
Class B                                                                  103,265
Class C                                                                   15,871
----------------------------------------------------------------------------------
Shareholder reports                                                       34,076
----------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                             18,340
----------------------------------------------------------------------------------
Custodian fees and expenses                                               15,458
----------------------------------------------------------------------------------
Trustees' compensation                                                     5,470
----------------------------------------------------------------------------------
Other                                                                     15,538
                                                                     -------------
Total expenses                                                           424,653
Less reimbursement of expenses                                           (45,154)
Less expenses paid indirectly                                             (4,249)
                                                                     -------------
Net expenses                                                             375,250

==================================================================================
NET INVESTMENT INCOME                                                  1,468,350

==================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on:
Investments                                                             (326,693)
Closing of futures contracts                                             939,434
                                                                     -----------
Net realized gain                                                        612,741

--------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments  (4,973,728)
                                                                     -----------
Net realized and unrealized gain                                      (4,360,987)

================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $(2,892,637)
                                                                     ===========



See accompanying Notes to Financial Statements.




                    13  OPPENHEIMER FLORIDA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     6 MOS. ENDED
                                                                                 JANUARY 31, 2000                YEAR ENDED
                                                                                       (UNAUDITED)            JULY 31, 1999
=============================================================================================================================
OPERATIONS

Net investment income                                                                $  1,468,350               $ 2,748,965
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                         612,741                   424,490
-----------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                                  (4,973,728)               (2,594,407)
                                                                                      ---------------------------------------
Net increase (decrease) in net assets resulting from operations                        (2,892,637)                  579,048

=============================================================================================================================
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income:
Class A                                                                                  (905,753)               (1,711,561)
Class B                                                                                  (453,955)                 (848,422)
Class C                                                                                   (69,869)                 (128,069)
-----------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                                  (112,148)                       --
Class B                                                                                   (64,515)                       --
Class C                                                                                    (9,867)                       --



=============================================================================================================================
BENEFICIAL INTEREST TRANSACTIONS

Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                                                 1,057,712                 2,068,521
Class B                                                                                  (942,145)                2,942,094
Class C                                                                                  (392,750)                1,194,095

=============================================================================================================================
NET ASSETS

Total increase (decrease)                                                              (4,785,927)                4,095,706
-----------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                    60,952,539                56,856,833
                                                                                      ---------------------------------------
End of period (including overdistributed net investment
income of $111,039 and $149,812, respectively)                                        $56,166,612               $60,952,539
                                                                                      =======================================


 See accompanying Notes to Financial Statements



                     14  OPPENHEIMER FLORIDA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

                                                   6 MOS.
                                                    ENDED                                         YEAR            YEAR
                                                 JAN. 31,                                        ENDED           ENDED
                                                     2000                                     JULY 31,        DEC. 31,
CLASS A                                        (UNAUDITED)     1999       1998       1997         1996(1)         1995
============================================================================================================================
PER SHARE OPERATING DATA

Net asset value, beginning of period              $ 11.24   $ 11.62    $ 11.47    $ 11.07      $ 11.40         $ 10.26
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                 .29       .56        .54        .64          .36             .63
Net realized and unrealized gain (loss)              (.81)     (.39)       .19        .37         (.34)           1.14
                                                  --------------------------------------------------------------------------
Total income (loss) from
investment operations                                (.52)      .17        .73       1.01          .02            1.77
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions
to shareholders:
Dividends from net investment income                 (.28)     (.55)      (.58)      (.61)        (.35)           (.63)
Distributions from net realized gain                 (.04)       --         --         --           --              --
                                                  --------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                      (.32)     (.55)      (.58)      (.61)        (.35)           (.63)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.40    $11.24     $11.62     $11.47       $11.07          $11.40
                                                  ==========================================================================

============================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)                 (4.70)%    1.36%      6.52%      9.39%        0.25%          17.60%

============================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)          $34,295   $35,924    $35,074    $27,446      $19,366         $19,377
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $34,163   $36,532    $32,153    $24,333      $18,415         $14,508
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                5.37%     4.78%      4.61%      5.70%        5.50%           5.71%
Expenses                                             1.15%     1.13%      1.15%(4)   1.02%(4)     1.23%(4)        1.36%(4)
Expenses, net of indirect expenses,
voluntary assumption of expenses
and/or waiver of expenses                            0.98%     0.95%      0.96%      0.87%        1.09%           0.53%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                              9%       55%        35%        43%          21%             18%




1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended January 31, 2000, were $6,942,253 and $5,190,982, respectively.

See accompanying Notes to Financial Statements.



                     15  OPPENHEIMER FLORIDA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS  Continued

                                                    6 MOS.
                                                     ENDED                                       YEAR        YEAR
                                                  JAN. 31,                                      ENDED       ENDED
                                                      2000                                   JULY 31,    DEC. 31,
CLASS B                                         (UNAUDITED)      1999     1998      1997      1996(1)        1995
=====================================================================================================================
PER SHARE OPERATING DATA

Net asset value, beginning of period               $ 11.26    $ 11.64  $ 11.49   $ 11.09      $ 11.42     $ 10.27
---------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .25        .47      .46       .55          .31         .55
Net realized and unrealized gain (loss)               (.81)      (.39)     .18       .37         (.34)       1.15
                                                   ------------------------------------------------------------------
Total income (loss) from
investment operations                                 (.56)       .08      .64       .92         (.03)       1.70
---------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  (.24)      (.46)    (.49)     (.52)        (.30)       (.55)
Distributions from net realized gain                  (.04)        --       --        --           --          --
                                                   ------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (.28)      (.46)    (.49)     (.52)        (.30)       (.55)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $10.42     $11.26   $11.64    $11.49       $11.09      $11.42
                                                   ==================================================================

=====================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)                  (5.05)%     0.60%    5.71%     8.56%       (0.19)%     16.81%

=====================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)           $19,004    $21,524  $19,344    $15,348     $12,865     $12,658
---------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $20,480    $21,648  $17,024    $13,812     $12,843     $10,772
---------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                 4.60%      4.02%    3.85%      4.93%       4.75%       4.92%
Expenses                                              1.92%      1.88%    1.91%(4)     1.79%(4)  1.97%(4)    2.11%(4)
Expenses, net of indirect expenses,
voluntary assumption of expenses
and/or waiver of expenses                             1.75%      1.70%     1.72%      1.64%      1.83%       1.29%
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                               9%        55%       35%        43%        21%         18%


1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended January 31, 2000, were $6,942,253 and $5,190,982, respectively.

See accompanying Notes to Financial Statements.


                     16  OPPENHEIMER FLORIDA MUNICIPAL FUND


                                                    6 MOS.
                                                     ENDED                                       YEAR          YEAR
                                                  JAN. 31,                                      ENDED         ENDED
                                                      2000                                   JULY 31,      DEC. 31,
CLASS C                                         (UNAUDITED)      1999      1998       1997       1996(1)       1995(6)
=======================================================================================================================
PER SHARE OPERATING DATA

Net asset value, beginning of period               $ 11.23    $ 11.61   $ 11.46    $ 11.07    $ 11.40       $ 10.96
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .25        .47       .46        .53        .31           .20
Net realized and unrealized gain (loss)               (.81)      (.39)      .18        .38       (.34)          .44
                                                   --------------------------------------------------------------------
Total income (loss) from
investment operations                                 (.56)       .08       .64        .91       (.03)          .64
-----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  (.24)      (.46)     (.49)      (.52)      (.30)         (.20)
Distributions from net realized gain                  (.04)        --        --         --         --            --
                                                   --------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (.28)      (.46)     (.49)      (.52)      (.30)         (.20)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $10.39     $11.23    $11.61     $11.46     $11.07        $11.40
                                                   ====================================================================

=======================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)                  (5.07)%     0.60%     5.72%      8.41%     (0.22)%        5.86%

=======================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)            $2,868     $3,504    $2,439       $956        $72           $39
-----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $3,147     $3,260    $1,638       $380        $78           $ 5
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                 4.60%      4.02%     3.82%      4.87%      4.68%         4.68%
Expenses                                              1.92%      1.88%     1.91%(4)   1.75%(4)   1.99%(4)      1.92%(4)
Expenses, net of indirect expenses,
voluntary assumption of expenses
and/or waiver of expenses                             1.75%      1.70%     1.72%      1.60%      1.87%         1.43%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                               9%        55%       35%        43%        21%           18%




1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended January 31, 2000, were $6,942,253 and $5,190,982, respectively.

6. For the period from August 29, 1995 (inception of offering) to December 31, 1995.

See accompanying Notes to Financial Statements.



                        17  OPPENHEIMER FLORIDA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Florida Municipal Fund (the Fund) is a separate series of Oppenheimer Multi-State Municipal Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of current interest income exempt from federal income taxes for individual investors as is available from municipal securities, consistent with preservation of capital. The Fund also seeks to offer investors the opportunity to own fund shares exempt from Florida intangible personal property taxes. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

       The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. Class B and Class C shares are sold at without an initial sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C shares have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if in the absence of a sale, at the last sale price on the prior trading day if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at cost (or last determined market value) and adjusted for amortization or accretion to maturity of any premium or discount.

--------------------------------------------------------------------------------
SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. Normally the settlement date occurs within six months after the transaction date; however, the fund may, from time to time, purchase securities whose settlement date extends beyond six months and possibly as long as two years or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a


                     18  OPPENHEIMER FLORIDA MUNICIPAL FUND
when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of January 31, 2000, the Fund had entered into outstanding when-issued or forward commitments of $3,206,101.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of July 31, 1999, the Fund had available for federal tax purposes an unused capital loss carryover of approximately $192,000, which expires in 2006.

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended January 31, 2000, a provision of $1,611 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $61,875 as of January 31, 2000.

       The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.



                     19  OPPENHEIMER FLORIDA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued


================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES Continued

EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for as of trade date. Original issue discount is accreted and premium is amortized in accordance with federal income tax requirements. For municipal bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                           6 MOS. ENDED JANUARY 31, 2000                YEAR ENDED JULY 31, 1999
                                            SHARES                  AMOUNT                SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------
CLASS A
Sold                                       933,966             $ 9,993,292               789,844      $ 9,221,652
Dividends and/or
distributions reinvested                    49,024                 530,649                71,294          829,646
Redeemed                                  (881,947)             (9,466,229)             (684,647)      (7,982,777)
                                        ---------------------------------------------------------------------------
Net increase                               101,043             $ 1,057,712               176,491      $ 2,068,521
                                        ===========================================================================

-------------------------------------------------------------------------------------------------------------------
CLASS B

Sold                                       376,698             $ 4,050,190               645,846      $ 7,556,033
Dividends and/or
distributions reinvested                    21,354                 231,502                29,901          348,434
Redeemed                                  (485,898)             (5,223,837)             (426,626)      (4,962,373)
                                        ---------------------------------------------------------------------------

Net increase (decrease)                    (87,846)            $  (942,145)              249,121      $ 2,942,094
                                        ===========================================================================

-------------------------------------------------------------------------------------------------------------------
CLASS C

Sold                                        50,979             $   540,874               170,949      $ 1,991,849
Dividends and/or
distributions reinvested                     5,190                  56,122                 8,248           95,915
Redeemed                                   (92,166)               (989,746)              (77,350)        (893,669)
                                        ---------------------------------------------------------------------------
Net increase (decrease)                    (35,997)            $  (392,750)              101,847      $ 1,194,095
                                        ===========================================================================


                     20  OPPENHEIMER FLORIDA MUNICIPAL FUND

================================================================================
3. UNREALIZED GAINS AND LOSSES ON SECURITIES

As of January 31, 2000, net unrealized depreciation on securities of $4,916,412 was composed of gross appreciation of $387,223, and gross depreciation of $5,303,635.

================================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual net assets in excess of $1 billion. Effective January 1, 1997, the Manager has voluntarily undertaken to waive a portion of its management fee, whereby the Fund pays a fee not to exceed 0.545% of average annual net assets. The Fund's management fee for the six months ended January 31, 2000 was 0.60% of the average annual net assets of each class of shares, annualized for periods of less than one full year, before the voluntary waiver by the Manager.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                                   AGGREGATE         CLASS A       COMMISSIONS       COMMISSIONS      COMMISSIONS
                                   FRONT-END       FRONT-END        ON CLASS A        ON CLASS B       ON CLASS C
                               SALES CHARGES   SALES CHARGES            SHARES            SHARES           SHARES
                                  ON CLASS A     RETAINED BY       ADVANCED BY       ADVANCED BY      ADVANCED BY
SIX MONTHS ENDED                      SHARES     DISTRIBUTOR       DISTRIBUTOR(1)    DISTRIBUTOR(1)   DISTRIBUTOR(1)
-------------------------------------------------------------------------------------------------------------------
January 31, 2000                     $25,246          $4,379               $--           $78,201           $2,083

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                     CLASS A                           CLASS B                           CLASS C
                         CONTINGENT DEFERRED               CONTINGENT DEFERRED               CONTINGENT DEFERRED
                               SALES CHARGES                     SALES CHARGES                     SALES CHARGES
SIX MONTHS ENDED     RETAINED BY DISTRIBUTOR           RETAINED BY DISTRIBUTOR           RETAINED BY DISTRIBUTOR
------------------------------------------------------------------------------------------------------------------
January 31, 2000                         $--                           $30,483                               $--




                    21  OPPENHEIMER FLORIDA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited/Continued

================================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES  Continued

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

--------------------------------------------------------------------------------
CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.15% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.15% of the average annual net assets consisting of Class A shares of the Fund. For the six months ended January 31, 2000, payments under the Class A Plan totaled $41,841, all of which was paid by the Distributor to recipients. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

        The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the six months ended January 31, 000, were as follows:

                                                                               DISTRIBUTOR'S       DISTRIBUTOR'S
                                                                                   AGGREGATE        UNREIMBURSED
                                                                                UNREIMBURSED       EXPENSES AS %
                                      TOTAL PAYMENTS    AMOUNT RETAINED             EXPENSES       OF NET ASSETS
                                          UNDER PLAN     BY DISTRIBUTOR           UNDER PLAN            OF CLASS
-----------------------------------------------------------------------------------------------------------------
Class B Plan                                $103,265             $82,811            $625,062               3.29%
Class C Plan                                  15,871               4,151              30,821               1.07



                    22  OPPENHEIMER FLORIDA MUNICIPAL FUND

================================================================================
5. FUTURES CONTRACTS

The Fund may buy and sell futures contracts in order to gain exposure to or to seek to protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

        The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

        Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund may recognize a realized gain or loss when the contract is closed or expires.

        Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.

        Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of January 31, 2000, the Fund had outstanding futures contracts as follows:

                                                                                                      UNREALIZED
                                          EXPIRATION           NUMBER OF     VALUATION AS OF        APPRECIATION
CONTRACT DESCRIPTION                            DATE           CONTRACTS    JANUARY 31, 2000       (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------
CONTRACTS TO SELL
Municipal Bond                               3/22/00                 50          $4,534,375            $ 147,112
U.S. Long Bond                               3/22/00                100           9,221,875             (178,124)
                                                                                                       -----------
                                                                                                       $ (31,012)
                                                                                                       ===========

================================================================================
6. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

        The Fund had no borrowings outstanding during the six months ended January 31, 2000.

                    23   OPPENHEIMER FLORIDA MUNICIPAL FUND

OPPENHEIMER FLORIDA MUNICIPAL FUND


A Series of Oppenheimer Multi-State Municipal Trust
==========================================================================================
OFFICERS AND TRUSTEES           Leon Levy, Chairman of the Board of Trustees
                                Donald W. Spiro, Vice Chairman of the Board of Trustees
                                Bridget A. Macaskill, Trustee and President
                                Robert G. Galli, Trustee
                                Phillip A. Griffiths, Trustee
                                Benjamin Lipstein, Trustee
                                Elizabeth B. Moynihan, Trustee
                                Kenneth A. Randall, Trustee
                                Edward V. Regan, Trustee
                                Russell S. Reynolds, Jr., Trustee
                                Clayton K. Yeutter, Trustee
                                Robert E. Patterson, Vice President
                                Andrew J. Donohue, Secretary
                                Brian W. Wixted, Treasurer
                                Robert G. Zack, Assistant Secretary
                                Robert J. Bishop, Assistant Treasurer
                                Scott T. Farrar, Assistant Treasurer
==========================================================================================
INVESTMENT ADVISOR              OppenheimerFunds, Inc.
==========================================================================================
DISTRIBUTOR                     OppenheimerFunds Distributor, Inc.
==========================================================================================
TRANSFER AND SHAREHOLDER        OppenheimerFunds Services
SERVICING AGENT
==========================================================================================
CUSTODIAN OF                    Citibank, N.A.
PORTFOLIO SECURITIES
==========================================================================================
INDEPENDENT AUDITORS            KPMG LLP
==========================================================================================
LEGAL COUNSEL                   Mayer, Brown & Platt

                                The financial statements included herein have been taken from the records of the Fund without examination of the independent auditors.

                                This is a copy of a report to shareholders of
                                Oppenheimer Florida Municipal Fund. This report must
                                be preceded or accompanied by a Prospectus of
                                Oppenheimer Florida Municipal Fund. For material
                                information concerning the Fund, see the Prospectus.

                                SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR
                                OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY
                                BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY,
                                AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE
                                LOSS OF THE PRINCIPAL AMOUNT INVESTED.






                     24  OPPENHEIMER FLORIDA MUNICIPAL FUND

OPPENHEIMERFUNDS FAMILY

=======================================================================================================
GLOBAL EQUITY
                                 Developing Markets Fund                 Global Fund
                                 International Small Company Fund        Quest Global Value Fund
                                 Europe Fund                             Global Growth & Income Fund
                                 International Growth Fund

=======================================================================================================
EQUITY
                                 Stock                                   Stock & Bond
                                 Enterprise Fund(1)                      Main Street(R) Growth & Income Fund
                                 Discovery Fund                          Quest Opportunity Value Fund
                                 Main Street(R) Small Cap Fund           Total Return Fund
                                 Quest Small Cap Value Fund              Quest Balanced Value Fund
                                 MidCap Fund                             Capital Income Fund(2)
                                 Capital Appreciation Fund               Multiple Strategies Fund
                                 Growth Fund                             Disciplined Allocation Fund
                                 Disciplined Value Fund                  Convertible Securities Fund
                                 Quest Value Fund
                                 Trinity Growth Fund                     Specialty
                                 Trinity Core Fund                       Real Asset Fund
                                 Trinity Value Fund                      Gold & Special Minerals Fund

====================================================================================================================
FIXED INCOME
                                 Taxable                                 Municipal
                                 International Bond Fund                 California Municipal Fund(3)
                                 World Bond Fund                         Main Street(R) California Municipal Fund(3)
                                 High Yield Fund                         Florida Municipal Fund(3)
                                 Champion Income Fund                    New Jersey Municipal Fund(3)
                                 Strategic Income Fund                   New York Municipal Fund(3)
                                 Bond Fund                               Pennsylvania Municipal Fund(3)
                                 Senior Floating Rate Fund               Municipal Bond Fund
                                 U.S. Government Trust                   Insured Municipal Fund
                                 Limited-Term Government Fund            Intermediate Municipal Fund

                                                                         Rochester Division
                                                                         Rochester Fund Municipals
                                                                         Limited Term New York Municipal Fund

====================================================================================================================
MONEY MARKET(4)
                                 Money Market Fund                       Cash Reserves


1. Effective July 1, 1999, this fund is closed to new investors. See prospectus for details.

2. On 4/1/99, the Fund's name was changed from "Oppenheimer Equity Income
Fund."

3. Available to investors only in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY10048-0203.

(C) Copyright 2000 OppenheimerFunds, Inc. All rights reserved.



                     25  OPPENHEIMER FLORIDA MUNICIPAL FUND

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.

INTERNET
24-hr access to account information and transactions
WWW.OPPENHEIMERFUNDS.COM
----------------------------------------------------------
GENERAL INFORMATION
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
--------------------------------------------------------
TELEPHONE TRANSACTIONS
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
--------------------------------------------------------
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24-hr automated information and automated transactions
1.800.533.3310
--------------------------------------------------------
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Mon-Fri 8:30am-7pm ET
1.800.843.4461
--------------------------------------------------------
OPPENHEIMERFUNDS INFORMATION HOTLINE
24 hours a day, timely and insightful messages on the
economy and issues that may affect your investments
1.800.835.3104
--------------------------------------------------------
TRANSFER AND SHAREHOLDER SERVICING AGENT
OppenheimerFunds Services
P.O. Box 5270, Denver, CO  80217-5270

[OPPENHEIMERFUNDS LOGO]


RS0795.001.0100  March 31, 2000